Income Taxes - Schedule of Deferred Income Tax Assets and Liabilities (Detail) $ in Thousands	Dec. 31, 2020 USD ($)
Deferred income tax assets:
Net operating loss carryforward	$ 931
Stock based compensation	2,097
Lease liabilities	378
Deferred income tax assets-total	3,406
Deferred income tax liabilities:
Property and equipment	(4)
Right of use assets	(348)
Deferred income tax liabilities-total	(352)
Less: Valuation allowance	3,054
Deferred income taxes, net	$ 0